EXHIBIT 99

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                                                 WFMBS MORTGAGE LOAN POOL
                                                    15 -YEAR FIXED RATE
                                            NON-RELOCATION/RELOCATION MORTGAGES
                                                   WFMBS SERIES 2004-05
                                                  POOL PROFILE (4/6/2004)

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                                                                -------------------------       -------------------------
                                                                          Bid                          Tolerance
                                                                -------------------------       -------------------------
      AGGREGATE PRINCIPAL BALANCE                                           $370,000,000                      (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                                 1-May-04
      INTEREST RATE RANGE                                                    4.375-6.625
      GROSS WAC                                                                   5.210%                (+5 bps/ -5 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                                                25 bps
      MASTER SERVICING FEE                                                         1 bps
      WAM (in months)                                                                178                    (+/- 2 month)

      WALTV                                                                          56%                    (maximum +2%)

      CALIFORNIA %                                                                   47%                    (maximum 50%)

      AVERAGE LOAN BALANCE                                                      $498,000               (maximum $510,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                         $1,440,000             (maximum $1,600,000)

      CASH-OUT REFINANCE %                                                           19%                   (maximum  +5%)

      PRIMARY RESIDENCE %                                                            91%                    (minimum -2%)

      Pledged Asset %                                                                 0%                    (minimum .5%)

      SINGLE-FAMILY DETACHED %                                                       93%                   (minimum -2'%)

      FULL DOCUMENTATION %                                                           36%                    (minimum -2%)

      Co-Op %                                                                       0.5%                     (maximum 1%)

      UNINSURED > 80% LTV %                                                        0.00%                    (maximum +1%)

      WA FICO                                                                        743                    (minimum 735)



                          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                 SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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Estimated Dispersion:
             4.625%              $130
             4.750%            $6,788
             4.875%           $14,357
             5.000%           $77,898
             5.125%           $64,493
             5.250%          $112,755
             5.375%           $46,096
             5.500%           $31,443
             5.625%           $11,770
             5.750%            $3,622
             5.875%              $301
             6.000%              $292
             6.250%               $56










             5.207%          $370,000

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                                                    WFMBS MORTGAGE LOAN POOL
                                                      15 -YEAR FIXED RATE
                                              NON-RELOCATION/RELOCATION MORTGAGES
                                                      WFMBS SERIES 2004-05
                                                    POOL PROFILE (4/6/2004)

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
     RATING AGENCIES                                                      TBD by Wells Fargo

     PASS THRU RATE                                                                    4.75% or 5.00%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                              0.26% or 2.12%

     PRICING DATE                                                                        TBD

     FINAL STRUCTURE DUE DATE                                                      12-May-04               5:00 PM
               Structures received or changes to structures past the due date will incur a $10,000 fee.
     SETTLEMENT DATE                                                               27-May-04

     ASSUMED SUB LEVELS                                                                  AAA          1.400%
     (estimated)                                                                          AA           TBA
                                                                                           A           TBA
                                                                                         BBB           TBA
                                                                                          BB           TBA
                                                                                           B           TBA

                                                                      Note:  AAA Class will be rated by two rating agencies.
                                                                      AA through B Classes will be rated by one rating agency.



     WFASC Securitization Program as follows:

      1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.

      2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.

      3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.

      4)    Wells Fargo Bank Minnesota, N.A. will act as custodian.

      5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

     * This Security may contain Pledged Asset Loans.

      WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2004-05. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


     WFMBS CONTACTS                              Brad Davis (301) 846-8009
                                                 Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356



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                            WFMBS Denomination Policy
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                                                                                      Minimum            Physical      Book Entry
Type and Description of Certificates                                                Denomination       Certificates   Certificates
                                                                                       (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                $ 25,000             Allowed        Allowed

Companion classes for PAC, TAC, Scheduled Classes                                    $100,000             Allowed        Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates       $100,000             Allowed        Allowed

Notional and Nominal Face IO                                                            (2)               Allowed        Allowed

Residual Certificates                                                                   (3)              Required      Not Allowed

All other types of Class A Certificates                                                 (5)                 (5)            (5)

Class B (Investment Grade)                                                           $100,000             Allowed        Allowed

Class B (Non-Investment Grade)                                                       $250,000            Required      Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.